UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 20, 2008

DIASYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-24974 (Commission File Number)	06-1339248 (IRS Employer Identification No.)

21 West Main Street, Waterbury, CT 06702
(Address of principal executive offices)

203-755-5083
(Registrant's telephone number, including area code)

_____________________________________

Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________________________________________________________

ITEM 3.01

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 20, 2008, DiaSys Corporation (the “Company”) received a notice from the Financial Industry Regulatory Authority  advising that the Company is delinquent with respect to the filing of its Quarterly Report on Form 10-QSB and as such is not current in its reporting obligations under the Securities Exchange Act of 1934.  Pursuant to NASD Rule 6530(e), because the Company has been delinquent in its reporting obligations three times in a 24-month period, Company’s Common Stock will be removed from quotation on the OTC Bulletin Board, effective on the opening of business on February 29, 2008, and will be ineligible for quotation on the OTC Bulletin Board for a period of one year.

The Company’s failure to file its Quarterly Report on Form 10-QSB was caused by a lack of financial resources to pay for the professional services necessary to prepare the financial statements required for such report.  The Company is unable to predict when, if ever, it will have the resources necessary to prepare such financial statements and file such report.

SIGNATURES

In accordance with the requirements of the Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

DIASYS CORPORATION

Date: February 25, 2008

 /s/  Frederic H. Neikrug

Frederick H. Neikrug

President

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